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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64200) of Accrue Software, Inc. of our reports dated June 28, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K/A.



/s/ PricewaterhouseCoopers LLP

San Jose, California
July 5, 2001